BACM 2003-2

PAC IO Sizing

		Cut-Off	Ascending	Descending	Period 1-12	Period 13-24
Class	Rating	Balance	Cum. Balance	Cum. Balance	PAC IO Notional	PAC IO Notional

A1-A	AAA/AAA	486,232,917.00			483,646,094.00	462,806,091.00
A1	AAA/AAA	128,495,998.00	—	1,680,036,894.00	117,786,287.00	58,747,635.00
A2	AAA/AAA	117,365,391.00	—	1,680,036,894.00	117,365,391.00	117,365,391.00
A3	AAA/AAA	118,535,106.00	—	1,680,036,894.00	118,535,106.00	118,535,106.00
A4	AAA/AAA	531,200,933.00	1,381,830,345.00	1,680,036,894.00	531,200,933.00	531,200,933.00
B	AA/Aa2	56,701,245.00	1,438,531,590.00	298,206,549.00	56,701,245.00	56,701,245.00
C	AA-/Aa3	21,000,461.00	1,459,532,051.00	241,505,304.00	21,000,461.00	21,000,461.00
D	A/A2	44,100,969.00	1,503,633,020.00	220,504,843.00	44,100,969.00	44,100,969.00
E	A-/A3	23,100,507.00	1,526,733,527.00	176,403,874.00	23,100,507.00	23,100,507.00
F	BBB+/Baa1	21,000,461.00	1,547,733,988.00	153,303,367.00	21,000,461.00	21,000,461.00
G	BBB/Baa2	23,100,507.00	1,570,834,495.00	132,302,906.00	23,100,507.00	23,100,507.00
H	BBB-/Baa3	21,000,461.00	1,591,834,956.00	109,202,399.00	21,000,461.00	21,000,461.00
J	BB+/Ba1	18,900,415.00	1,610,735,371.00	88,201,938.00	18,900,415.00	18,900,415.00
K	BB/Ba2	10,500,231.00	1,621,235,602.00	69,301,523.00	10,500,231.00	10,500,231.00
L	BB-/Ba3	10,500,231.00	1,631,735,833.00	58,801,292.00	10,500,231.00	10,500,231.00
PAC IO Notional Balance					1,618,439,299.00	1,538,560,644.00

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Period 25-36	Period 37-48	Period 49-60	Period 61-72	Period 73-84
Class	PAC IO Notional	PAC IO Notional	PAC IO Notional	PAC IO Notional	PAC IO Notional

A1-A	439,279,845.00	416,625,453.00	375,598,567.00	356,407,109.00	239,530,963.00
A1	—	—	—	—	—
A2	—	—	—	—	—
A3	115,762,651.00	6,594,907.00	—	—	—
A4	531,200,933.00	531,200,933.00	414,782,400.00	373,764,236.00	302,122,603.00
B	56,701,245.00	56,701,245.00	56,701,245.00	56,701,245.00	56,701,245.00
C	21,000,461.00	21,000,461.00	21,000,461.00	21,000,461.00	21,000,461.00
D	44,100,969.00	44,100,969.00	44,100,969.00	44,100,969.00	44,100,969.00
E	23,100,507.00	23,100,507.00	23,100,507.00	23,100,507.00	23,100,507.00
F	21,000,461.00	21,000,461.00	21,000,461.00	21,000,461.00	12,904,077.00
G	23,100,507.00	23,100,507.00	23,100,507.00	9,395,654.00	—
H	21,000,461.00	21,000,461.00	5,677,767.00	—	—
J	18,900,415.00	7,520,345.00	—	—	—
K	10,500,231.00	—	—	—	—
L	3,697,647.00	—	—	—	—
PAC IO Notional Balance	1,329,346,333.00	1,171,946,249.00	985,062,884.00	905,470,642.00	699,460,825.00

This material is for your private information and Banc of America Securities LLC (“BAS”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering document for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the offering document.

Banc of America Securities LLC

PAC IO Wac Schedule

Period	Schedule WAC

1	5.40060
2	5.24000
3	5.40050
4	5.23990
5	5.24000
6	5.40040
7	5.23980
8	5.40030
9	5.23970
10	5.40010
11	5.40010
12	5.23950
13	5.39990
14	5.23940
15	5.23920
16	5.23910
17	5.23960
18	5.39910
19	5.23870
20	5.39880
21	5.23840
22	5.39840
23	5.39780
24	5.23750
25	5.39900
26	5.23870
27	5.23860
28	5.23860
29	5.23920
30	5.39870
31	5.23850
32	5.39860
33	5.23850
34	5.39860
35	5.39850
36	5.23840
37	5.39840
38	5.23830
39	5.23830
40	5.23830
41	5.23890
42	5.39820
43	5.23820
44	5.39800
45	5.23810
46	5.39790
47	5.39790
48	5.23800
49	5.39780
50	5.23790
51	5.39770
52	5.23670
53	5.23690
54	5.39620
55	5.23660
56	5.39610
57	5.27300
58	5.44460
59	5.44690
60	5.29190
61	5.45190
62	5.29170
63	5.29160
64	5.29150
65	5.29220
66	5.45130
67	5.29120
68	5.45110
69	5.29110
70	5.45080
71	5.45070
72	5.29080
73	5.45050
74	5.28880
75	5.29050
76	5.28860
77	5.28990
78	5.44650
79	5.29320
80	5.46560
81	5.30610
82	5.46530
83	5.47670
84	5.31810

This material is for your private information and Banc of America Securities LLC (the “Placement Agent”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). The securities mentioned herein have not been and will not be registered under the Securities Act of 1933 (as amended, the “Securities Act”) or any state securities or foreign securities laws and may not be re-offered, resold, pledged or otherwise transferred except (a) (i) to a person who is a qualified institutional buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (b) in accordance with all applicable securities laws of the United States or foreign jurisdictions and (c) otherwise in accordance with the terms of the Pooling and Servicing Agreement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Private Placement Memorandum for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the Private Placement Memorandum.

Banc of America Securities LLC